Leases - Future Revenue for Chartered-out Vessels, Barges, Pushboats and for Logistics Business (Table) (Details) $ in Thousands	Dec. 31, 2021 USD ($)
Dry bulk vessels [Member]
2022	$ 79,330
2023	0
2024	0
2025	0
2026	0
2027 and thereafter	0
Total minimum revenue, net of commissions	79,330
Logistics Business [Member]
2022	131,588
2023	113,651
2024	96,724
2025	83,910
2026	54,962
2027 and thereafter	572,033
Total minimum revenue, net of commissions	$ 1,052,868